SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2007

MEMSIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810

(Address of principal executive offices) (Zip Code)

One Tech Drive, Suite 325, Andover, MA 01810

(Mailing Address)

(978) 738-0900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On December 13, 2007, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Jefferies & Company, Inc., Needham & Company, LLC and Thomas Weisel Partners LLC (the “Underwriters”), filed as Exhibit 10.1 hereto. Pursuant to the Underwriting Agreement, we agreed to issue and sell to the Underwriters an aggregate of 6,000,000 shares of our common stock, par value $0.0001 per share (the “Common Stock”), to be sold by the Underwriters in an initial public offering of our Common Stock at an initial public offering price of $10.00 per share, less underwriting commissions and discounts of $0.70 per share. We also granted the Underwriters a 30-day option to purchase up to an additional 900,000 shares of Common Stock on the same terms. The form of Underwriting Agreement was previously filed as Exhibit 1.1 to our registration statement on Form S-1 (File No. 333-146377), which was filed with the Securities and Exchange Commission and declared effective on December 13, 2007 (the “Registration Statement”).

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

James Saalfield resigned as a director of our company, effective December 19, 2007. Ron Dizy resigned as a director of our company, effective December 13, 2007. The resignations, which were expected, did not involve any disagreement with us on any matter relating to our operations, policies or practices. We disclosed the intention of Messrs. Saalfield and Dizy to resign from our Board of Directors in our Registration Statement.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2007, our Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) and our Amended and Restated By-Laws (the “Amended By-Laws”) became effective. Among other things, the Amended Charter eliminates provisions relating to certain series of our preferred stock that are no longer outstanding, and the Amended By-Laws insert new provisions establishing a classified Board of Directors, requiring advance notice for shareholder nominations and proposals for adoption at meetings of shareholders and modifying the procedures for meetings of our shareholders. The Amended Charter and Amended By-Laws are filed as Exhibits 3.1 and 3.2 to this Current Report.

2

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Incorporated by Reference
Exhibit No.	Description	Filed with this Form 8-K	Form	Filing Date	Exhibit No.
3.1	Second Amended and Restated Certificate of Incorporation of the Company	X

3.2	Amended and Restated By-Laws of the Company		S-1/A	November 30, 2007	3.4

10.1	Underwriting Agreement dated December 13, 2007	X

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMSIC, INC.

By:	/s/ Yang Zhao
Yang Zhao
Chief Executive Officer

Date: December 19, 2007

4

EXHIBIT INDEX

Incorporated by Reference
Exhibit No.	Description	Filed with this Form 8-K	Form	Filing Date	Exhibit No.
3.1	Second Amended and Restated Certificate of Incorporation of the Company	X

3.2	Amended and Restated By-Laws of the Company		S-1/A	November 30, 2007	3.4

10.1	Underwriting Agreement dated December 13, 2007	X

5